Annual Operating Expenses {- Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF} - Franklin Templeton ETF Trust 4-09 - Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF - Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF
	Dec. 17, 2020
Operating Expenses:
Management fees	0.63%
Distribution and service (12b-1) fees	none
Other expenses	0.83%
Total annual Fund operating expenses	1.46%
Fee waiver and/or expense reimbursement	(1.16%)	[1]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.30%	[1]

[1]

1. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (including acquired fund fees and expenses, but excluding certain non-routine expenses) for the Fund do not exceed 0.30% until July 31, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.